Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, Principal Executive Officer of the Chartwell Dividend and Income Fund, Inc. (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended November 30, 2010, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: February 1, 2011

/s/ Winthrop S. Jessup
Winthrop S. Jessup
President/Principal Executive Officer

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Exhibit 99.906CERT
CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, Principal Financial Officer of the Chartwell Dividend and Income Fund, Inc. (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended November 30, 2010, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: February 1, 2011

/s/ G. Gregory Hagar
G. Gregory Hagar
Treasurer and Chief Financial Officer

This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.